                                                                    EXHIBIT 99.9

================================================================================


                               WARRANT AGREEMENT

                                 BY AND AMONG

                     PACIFIC AEROSPACE & ELECTRONICS, INC.


                                      AND

                           THE HOLDERS NAMED HEREIN

                                 March 1, 2001


================================================================================

                                TABLE OF CONTENTS

         ARTICLE I DEFINITIONS..................................................................................  1
         ---------------------
         Section 1.1.      Definitions..........................................................................  1
         ------------      -----------

          ARTICLE II ISSUANCE, EXECUTION AND TRANSFER OF WARRANT CERTIFICATES...................................  2
          -------------------------------------------------------------------
         Section 2.1.      Warrants to be Issued................................................................  2
         ------------      ----------------------
         Section 2.2.      Form of Warrant Certificates.........................................................  3
         ------------      ----------------------------
         Section 2.3.      Execution of Warrant Certificates....................................................  3
         ------------      ----------------------------------
         Section 2.4.      Intentionally Omitted................................................................  3
         ------------      ----------------------
         Section 2.5.      Transfer and Exchange of Warrant Certificates........................................  3
         ------------      ----------------------------------------------
         Section 2.6.      Lost, Stolen, Mutilated or Destroyed Warrant Certificates............................  4
         ------------      ---------------------------------------------------------

         ARTICLE III EXERCISE PRICE AND EXERCISE OF WARRANTS....................................................  4
         ---------------------------------------------------
         Section 3.1.      Exercise Price.......................................................................  4
         ------------      --------------
         Section 3.2.      Registration of Warrant Shares.......................................................  5
         ------------      ------------------------------
         Section 3.3.      Exercise of Warrants.................................................................  5
         ------------      ---------------------
         Section 3.4.      Issuance of Warrant Shares...........................................................  6
         ------------      --------------------------
         Section 3.5.      Certificates for Unexercised Warrants................................................  6
         ------------      -------------------------------------
         Section 3.6.      Reservation of Warrant Shares........................................................  6
         ------------      -----------------------------
         Section 3.7.      No Impairment........................................................................  6
         ------------      -------------

         ARTICLE IV ADJUSTMENTS, NOTICE PROVISIONS AND ISSUANCE OF ADDITIONAL SECURITIES........................  7
         --------------------------------------------------------------------------------
         Section 4.1.      Adjustment of Exercise Price.........................................................  7
         ------------      ----------------------------
         Section 4.2.      Sales of Certain Securities..........................................................  8
         ------------      ----------------------------
         Section 4.3.      No Adjustments to Exercise Price.....................................................  9
         ------------      --------------------------------
         Section 4.4.      Adjustment of Number of Shares.......................................................  9
         ------------      ------------------------------
         Section 4.5.      Reorganizations...................................................................... 10
         ------------      ---------------
         Section 4.6.      Verification of Computations......................................................... 10
         ------------      ----------------------------
         Section 4.7.      Exercise Price Less Than Par Value................................................... 11
         ------------      ----------------------------------
         Section 4.8.      Notice of Certain Actions............................................................ 11
         ------------      --------------------------
         Section 4.9.      Certificate of Adjustments........................................................... 11
         ------------      --------------------------
         Section 4.10.     Warrant Certificate Amendments....................................................... 11
         -------------     ------------------------------
         Section 4.11.     Fractional Shares.................................................................... 12
         -------------     -----------------

          ARTICLE V SPLIT UP, COMBINATION, EXCHANGE, TRANSFER AND CANCELLATION OF WARRANT CERTIFICATES.......... 12
          ---------------------------------------------------------------------------------------------
         Section 5.1.      Split Up, Combination, Exchange and Transfer of Warrant Certificates................. 12
         ------------      --------------------------------------------------------------------
         Section 5.2.      Cancellation of Warrant Certificates................................................. 12
         ------------      ------------------------------------

         ARTICLE VI HOLDER REPRESENTATION AND WARRANTIES........................................................ 13
         -----------------------------------------------
         Section 6.1.      Purchase for Investment.............................................................. 13
         ------------      ------------------------

         ARTICLE VII MISCELLANEOUS.............................................................................. 13
         -------------------------
         Section 7.1.      Changes to Agreement................................................................. 13
         ------------      ---------------------
         Section 7.2.      Assignment........................................................................... 13
         ------------      ----------
         Section 7.3.      Successor to Company................................................................. 13
         ------------      --------------------
         Section 7.4.      Notices.............................................................................. 13
         ------------      -------
         Section 7.5.      Governing Law........................................................................ 14
         ------------      -------------
         Section 7.6.      Standing............................................................................. 14
         ------------      --------
         Section 7.7.      Headings............................................................................. 15
         ------------      --------
         Section 7.8.      Counterparts......................................................................... 15
         ------------      ------------
         Section 7.9.      Availability of the Agreement........................................................ 15
         ------------      -----------------------------
         Section 7.10.     Entire Agreement..................................................................... 15
         -------------     ----------------
         Section 7.11.     Rights of Warrant Holders............................................................ 15
         -------------     -------------------------

         EXHIBIT A Form of Warrant Certificate..................................................................  1
         -------------------------------------

         Form of Election To Purchase...........................................................................  3
         ----------------------------

         Assignment.............................................................................................  4
         ----------

                               WARRANT AGREEMENT

     THIS WARRANT AGREEMENT, dated as of March 1, 2001, is entered into by and among Pacific Aerospace & Electronics, Inc., a Washington corporation (the "Company"), and the undersigned holders (the "Holders"). This Agreement is made in connection with the Term Loans made pursuant to that Loan Agreement, dated as of the date hereof, by and among the Company, each of the Company's Subsidiaries, the Holders and DDJ Capital Management, LLC, as agent. The execution of this Agreement is a condition to the closing of the transactions contemplated by the Loan Agreement.

     WITNESSETH THAT:

     WHEREAS, the Company proposes to issue and deliver Warrant Certificates evidencing Warrants (each, as defined herein) to acquire up to an aggregate of 4,036,978 shares of the Company's Common Stock, subject to adjustment from time to time as set forth herein (the Common Stock issuable upon exercise of the Warrants being referred to herein as the "Warrant Shares");

     WHEREAS, the Company desires to enter into this Agreement to set forth the terms and conditions of the Warrants and the rights of the holders thereof.

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     Section 1.1.  Definitions. As used in this Agreement, the following terms
                   -----------
shall have the following respective meanings (all terms defined herein in the singular are to have the correlative meanings when used in the plural and vice versa):

     "Closing Price" means, for any date, the last sale price reported in the
      -------------
Wall Street Journal or other trade publication regular way or, in case no such reported sale takes place on such date, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed if that is the principal market for the Common Stock or, if not listed on any national securities exchange or if such national securities exchange is not the principal market for the Common Stock, the average of the closing high bid and low asked prices as reported by The Nasdaq Stock Market, Inc. or its successor, if any, or if the Common Stock is not so reported, as furnished by the National Quotation Bureau, Inc., or if such firm is not then engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business and selected by the Company or, if there is no such firm, as furnished by any NASD member selected by the Company.

         "Common Stock" means the Common Stock of the Company, par value $.001
          ------------
per share.

         "Date of Exercise" means, with respect to any Warrant, the date on
          ----------------
which a Warrant to be exercised has been received by the Company (in accordance with Section 7.4 hereof).

         "Expiration Date" means March 1, 2006.
          ---------------

         "Officers' Certificate" means a certificate signed by any two of the
          ---------------------
Chairman of the Board, the President, any Vice President, the Chief Financial Officer, the Treasurer, the Secretary or an Assistant Secretary of the Company.

         "Person" means any natural person, corporation, partnership, trust,
          ------
joint venture, limited liability company, or any other entity or organization.

         "Restricted Securities" means the Warrants issued on the date hereof
          ---------------------
and any Warrant Shares which have been issued or are issuable upon the exercise of such Warrants until such time as any such Restricted Securities (i) have been sold pursuant to an effective registration statement under the Securities Act,
(ii) are distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or (iii) have been otherwise transferred without registration under the Act pursuant to an exemption from the registration requirements of the Securities Act.

         "Securities Act" means the Securities Act of 1933, as amended from time
          --------------
to time, or any successor statute, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

         "Trading Days" means, with respect to the Common Stock (i) if the
          ------------
Common Stock is quoted on the National Market System of the Nasdaq Stock Market, Inc. or any similar system of automated dissemination of quotations of securities prices, days on which trades may be made on such system or (ii) if the Common Stock is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business.

         "Warrant Certificates" means the certificates representing the
          --------------------
Warrants.

         "Warrant Shares" means the shares of Common Stock issuable upon the
          --------------
exercise of any Warrant.

         "Warrants" means the Warrants exercisable for shares of Common Stock
          --------
issued pursuant to this Agreement.

                                  ARTICLE II

           ISSUANCE, EXECUTION AND TRANSFER OF WARRANT CERTIFICATES
           --------------------------------------------------------

         Section 2.1   Warrants to be Issued. The Company will issue Warrants to
                       ---------------------
purchase up to an aggregate of 4,036,978 fully paid and nonassessable shares of the Company's Common

Stock, subject to the terms hereof, at the Exercise Price (as defined in Section 3.1), subject to adjustment pursuant to the provisions of Article IV hereof.

     Section 2.2. Form of Warrant Certificates. The Warrant Certificates shall
                  ----------------------------
be issued substantially in the form of Exhibit A attached hereto. In addition,
                                       ---------
the Warrant Certificates may have such letters, numbers or other marks of identification or designation and such legends, summaries, or endorsements stamped, printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as, in any particular case, may be required to comply with any law or with any rule or regulation of any regulatory authority or agency, or to conform to customary usage. Each Warrant shall evidence the right, subject to the provisions of this Agreement and of the Warrant Certificate, to purchase such number of shares of Common Stock of the Company as set forth in the Warrant Certificate at the Exercise Price (as defined in Section 3.1), subject to adjustment pursuant to the provisions of Article IV hereof.

     Section 2.3. Execution of Warrant Certificates. The Warrant Certificates
                  ---------------------------------
shall be executed on behalf of the Company by its Chairman or President or any Vice President and attested to by its Secretary or Assistant Secretary, either manually or by facsimile signature printed thereon. In case any authorized officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer of the Company either before or after delivery thereof by the Company to the holder thereof, the signature of such person on such Warrant Certificates shall be valid nevertheless, and such Warrant Certificates shall have the same force and effect as though the person who signed such Warrant Certificates had not ceased to be such officer of the Company.

     Section 2.4. Intentionally Omitted.
                  ---------------------

     Section 2.5. Transfer and Exchange of Warrant Certificates.
                  ---------------------------------------------

             (a) Warrant Certificates evidencing Restricted Securities and only such Warrant Certificates will bear a legend in substantially the following form:

             NEITHER THE ISSUANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE ISSUANCE OF ANY SECURITIES ISSUABLE UPON EXERCISE HEREOF HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR PURSUANT TO THE SECURITIES LAWS OF ANY STATE, AND SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS THEREUNDER OR (ii) AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

               (b) Prior to or concurrently with the transfer or exchange of a Restricted Security or Securities (other than pursuant to an effective registration statement under the Securities Act), the transferor of such Restricted Security or Securities shall, upon request of the Company, deliver to the Company an opinion of counsel, in substance reasonably satisfactory to the Company, to the effect that such Restricted Security or Securities to be issued upon such transfer or exchange will be issued in compliance with applicable Securities laws and/or may be so issued without the foregoing legend. Notwithstanding the foregoing, it shall be understood that no opinion of counsel shall be required for transfers to affiliates of a transferring Holder.

               (c) No Restricted Security or Securities shall be transferred, unless such transfer is in compliance with all applicable securities laws (including, without limitation, the Securities Act and any applicable state securities laws).

               (d) Subject to paragraph (a) above, the Company shall register the transfer of all or any whole number of Warrants covered by any outstanding Warrant Certificate upon surrender to the Company of Warrant Certificates accompanied by a written instrument or instruments of transfer, in form satisfactory to the Company, duly executed by the Warrant holder or his attorney duly authorized in writing. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee and the Company shall promptly cancel the surrendered Warrant Certificate. Warrant Certificates may be exchanged at the option of the holder thereof, upon surrender, properly endorsed by the holders, to the Company, with written instructions, for other Warrant Certificates representing in the aggregate a like number of Warrants.

     Section 2.6.   Lost, Stolen, Mutilated or Destroyed Warrant Certificates.
                    ---------------------------------------------------------
If any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Warrant Certificate, or in lieu of or in substitution for a lost, stolen or destroyed Warrant Certificate, a substitute Warrant Certificate, but only upon receipt of evidence of such loss, theft or destruction of such Warrant Certificate, and of the ownership thereof. Any such new Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone.

                                  ARTICLE III

                    EXERCISE PRICE AND EXERCISE OF WARRANTS
                    ---------------------------------------

     Section 3.1.   Exercise Price. Each Warrant Certificate shall, when signed
                    --------------
by the Chairman or President or any Vice President and attested to by the Secretary or Assistant Secretary of the Company, entitle the holder thereof subject to the provisions thereof and of this Agreement, to purchase from the Company at any time after the date hereof and before 5:00 p.m., Boston time, on the Expiration Date, such number of shares of Common Stock of the Company as set forth in the Warrant Certificate for each of the Warrants specified therein, at a purchase price of $.001 per share (the "Exercise Price") or such adjusted number of shares at such adjusted exercise price as may be established from time to time pursuant to the provisions of Article IV hereof, payable in full in accordance with Section 3.3 hereof, at the time of exercise of the Warrant. Except as the context otherwise requires, the term "Exercise Price" as used in this Agreement shall mean the purchase price of one Warrant Share pursuant to the Warrant Certificates reflecting all appropriate adjustments made in accordance with the provisions of Article IV hereof.

     Section 3.2. Registration of Warrant Shares. The Company shall secure the
                  ------------------------------
effective registration of the Warrant Shares under the Securities Act and applicable state laws and maintain such registration or qualification in effect, all in accordance with the Registration Rights Agreement dated as of the date hereof. Promptly after a registration statement under the Securities Act covering the Warrant Shares has become effective, the Company shall cause notice thereof together with copies of the prospectus covering the Warrant Shares to be mailed to each holder of a Warrant Certificate.

     Section 3.3. Exercise of Warrants.
                  --------------------

             (a) Warrants may be exercised by surrendering the Warrant Certificate evidencing such Warrants to the Company with the Election to Purchase form attached to the Warrant Certificate duly completed and executed by the holder thereof or his attorney duly authorized in writing (the "Exercise Notice"), accompanied by payment in full, as set forth below, of the Exercise Price for each share of Common Stock as to which Warrants are exercised. Such Exercise Price shall be paid in full by (i) cash or a certified check or a wire transfer in same day funds in an amount equal to the then applicable Exercise Price multiplied by the number of Warrant Shares then being purchased, (ii) delivery to the Company of that number of shares of Common Stock, duly endorsed, having an aggregate Fair Market Value (as defined in Section 4.1(d)) equal to the then applicable Exercise Price multiplied by the number of Warrant Shares then being purchased or (iii) by any combination of (i) and (ii). In the alternative, the holder of a Warrant Certificate may exercise its right to purchase some or all of the Warrant Shares subject to such Warrant Certificate, on a net basis, such that, without the exchange of any funds, such holder receives that number of Warrant Shares subscribed to pursuant to such Warrant Certificate less that number of shares of Common Stock having an aggregate Fair Market Value at the Date of Exercise equal to the aggregate Exercise Price that would otherwise have been paid by such holder for the number of Warrant Shares subscribed to pursuant to such Warrant Certificate. A Warrant holder may exercise all or any number of whole Warrants represented by a Warrant Certificate.

             (b) A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of the due surrender for exercise of the Warrant Certificate and payment to the Company of the Exercise Price. Each Person in whose name any such certificate for shares of Common Stock is issued shall for all purposes be deemed to have become the holder of record of such shares at the close of business on the date on which the Warrant Certificate was duly surrendered to the Company and payment of the Exercise Price was made to the Company, irrespective of the date of delivery of such share certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open (whether before or after the Expiration Date in such case).

     Section 3.4. Issuance of Warrant Shares. As soon as practicable and no
                  --------------------------
later than five (5) business days after the Date of Exercise of any Warrants, the Company shall issue, or cause its transfer agent to issue, a certificate or certificates for the number of full Warrant Shares to which the holder is entitled, registered in accordance with the instructions set forth in the Election to Purchase, together with cash, as provided in Section 4.11 hereof, in respect of any fractional share. All Warrant Shares issued upon the exercise of any Warrants shall be validly authorized and issued, fully paid and non-assessable, free of preemptive rights and free from all taxes, liens, security interests and charges created by the Company in respect of the issuance thereof. Each person in whose name any such certificate for Warrant Shares is issued shall for all purposes be deemed to have become the holder of record of the Common Stock represented thereby on the Date of Exercise of the Warrants resulting in the issuance of such shares, irrespective of the date of issuance or delivery of such certificate for Warrant Shares.

     Section 3.5. Certificates for Unexercised Warrants. In the event that fewer
                  -------------------------------------
than all of the Warrants represented by a Warrant Certificate are exercised, the Company shall execute and mail, by first-class mail, within ten (10) days of the Date of Exercise, to the holder of such Warrant Certificate, or such other Person as shall be designated in the Election to Purchase, a new Warrant Certificate representing the number of Warrants not exercised.

     Section 3.6. Reservation of Warrant Shares. The Company shall at all times
                  -----------------------------
reserve and keep available for issuance upon the exercise of Warrants a number of its authorized but unissued shares or treasury shares, or both, of Common Stock that will be sufficient to permit the exercise in full of all outstanding Warrants.

     Section 3.7. No Impairment. The Company shall not by any action, including,
                  -------------
without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, stock split, stock dividend or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Warrant holders against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares receivable upon the exercise of the Warrants above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate to assure that the par value of the Common Stock is at all times equal to or less than the Exercise Price (including without limitation approving and submitting to the stockholders of the Company for approval an amendment to the Company's By-Laws to reduce such par value), (c) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares upon the exercise of any Warrant, and (d) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under the Warrants.

                                  ARTICLE IV

                 ADJUSTMENTS, NOTICE PROVISIONS AND ISSUANCE
                 -------------------------------------------
                           OF ADDITIONAL SECURITIES
                           ------------------------

     Section 4.1. Adjustment of Exercise Price. Subject to the provisions of
                  ----------------------------
this Article IV, the Exercise Price in effect from time to time shall be subject to adjustment, as follows:

             (a) In case the Company shall (i) declare a dividend or make a distribution on the outstanding shares of Common Stock in shares of Common Stock or any class thereof, (ii) subdivide or reclassify the outstanding shares of Common Stock or any class thereof into a greater number of shares, or (iii) combine or reclassify the outstanding shares of its Common Stock into a smaller number of shares, the Exercise Price in effect immediately after the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately before such dividend, distribution, subdivision, combination or reclassification, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such dividend, distribution, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event specified above shall occur.

             (b) In case the Company shall fix a record date for the issuance of rights, options, warrants or convertible or exchangeable securities to all holders of its Common Stock entitling them (for a period expiring within forty-five (45) days after such record date) to subscribe for or purchase shares of its Common Stock at a price per share less than the Fair Market Value on such record date the Exercise Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the Fair Market Value per share, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that any such rights, options, warrants or convertible or exchangeable securities are not so issued or expire unexercised, the Exercise Price then in effect shall be readjusted to the Exercise Price which would then be in effect if such unissued or unexercised rights, options, warrants or convertible or exchangeable securities had not been issuable.

              (c) In case the Company shall fix a record date for the making of a distribution to all holders of shares of Common Stock of (i) shares of any class other than Common Stock or (ii) evidences of its indebtedness or (iii) assets (excluding cash dividends or distributions (other than extraordinary cash dividends or distributions), and dividends or distributions referred to in
Section 4.1(a) hereof) or (iv) rights, options, warrants or convertible or exchangeable securities (excluding those rights, options, warrants or convertible or exchangeable securities referred to in Section 4.1(b) hereof), then in each such case the Exercise

Price in effect immediately thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of shares of Common Stock outstanding on such record date multiplied by the Fair Market Value per share on such record date, less the aggregate fair market value as determined in good faith by the Board of Directors of the Company of said shares or evidences of indebtedness or assets or rights, options, warrants or convertible or exchangeable securities so distributed, and of which the denominator shall be the total number of shares of Common Stock outstanding on such record date multiplied by such Fair Market Value per share. Such adjustment shall be made successively whenever such a record date is fixed. In the event that such distribution is not so made, the Exercise Price then in effect shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed.

             (d) For the purpose of any computation under Section 4.1(b) or 4.1(c) hereof, the "Fair Market Value" per share at any date (the "Computation Date") shall be as follows: (i) if the Common Stock is listed on a national securities exchange or quoted on a national quotation system, the Current Market Price, which shall be deemed to be the average of the Closing Prices of the Common Stock for the five (5) Trading Days immediately preceding the Computation Date; provided, however, that if there shall have occurred prior to the
      --------  -------
Computation Date any event described in Section 4.1(a), 4.1(b) or 4.1(c) which shall have become effective with respect to market transactions at any time (the "Market-Effect Date") on or after the beginning of such 5-day period, the Closing Price for each Trading Day preceding the Market-Effect Date shall be adjusted, for purposes of calculating such average, by multiplying such Closing Price by a fraction the numerator of which is the Exercise Price as in effect immediately prior to the Computation Date and the denominator of which is the Exercise Price as in effect immediately prior to the Market-Effect Date, it being understood that the purpose of this proviso is to ensure that the effect of such event on the market price of the Common Stock shall, as nearly as possible, be eliminated in order that the distortion in the calculation of the Fair Market Value may be minimized and it being understood that if the Exercise Price may not be adjusted due to the provisions of Section 4.7, for purposes of the calculation above, the Exercise Price shall be deemed the Exercise Price as if it had been adjusted or (ii) there is no public market for Common Stock, the fair market value per share of Common Stock as determined in good faith by the Company's Board of Directors.

     Section 4.2. Sales of Certain Securities.
                  ---------------------------

             (a) In case the Company shall on or after the date hereof issue Common Stock or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock (excluding Excluded Securities, as defined in Section 4.2(b) below) at a price per (determined as provided in Section 4.2(c) below) share less than the Closing Price of a share of Common Stock on the date of such issuance, then the Exercise Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of additional shares of Common Stock the Aggregate Consideration Receivable (as defined in Section 4.2(d) below) would purchase at the Closing Price per share on such date, and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of additional shares of Common Stock sold or offered for subscription or purchase. Such adjustment shall be made successively whenever such issuance shall occur. To the extent that any such rights, options, warrants or convertible or exchangeable securities are not so issued or expire unexercised, the Exercise Price then in effect shall be readjusted to the Exercise Price which would then be in effect if such unissued or unexercised rights, options, warrants or convertible or exchangeable securities had not been issuable.

               (b) "Excluded Securities" means (i) rights, options, warrants, or convertible or exchangeable securities issued in any of the transactions described in Section 4.1(b), 4.1(c) and 4.5 hereof; (ii) shares of Common Stock issuable upon exercise of the Warrants; (iii) shares of Common Stock issuable upon exercise of rights, options or warrants or conversion or exchange of convertible or exchangeable securities issued or sold under circumstances causing an adjustment pursuant to this Section 4.2; and (iv) rights, options, warrants, or convertible or exchangeable securities existing as of the date hereof and listed on Schedule 4.27 of the Loan Agreement, provided that the exercise or conversion price of such securities is not changed or amended after the date hereof.

               (c) The price per share of Common Stock referred to in Section 4.2(a) above shall be determined by dividing (i) the Aggregate Consideration Receivable in respect of the Common Stock, rights, options, warrants or convertible or exchangeable securities issued, by (ii) the total number of shares of Common Stock issued or covered by such rights, options, warrants or convertible or exchangeable securities.

               (d) "Aggregate Consideration Receivable" means the aggregate amount paid to the Company for the Common Stock, rights, options, warrants or convertible or exchangeable securities, plus the aggregate consideration or premiums stated in such rights, options, warrants or convertible or exchangeable securities to be payable for the shares of Common Stock covered thereby.

               (e) In case the Company shall sell and issue Common Stock or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock, for a consideration consisting, in whole or in part, of property (other than cash) or services or its equivalent, then in determining the "price per share of Common Stock" referred to in Sections 4.2(a) and 4.2(c) above and the "Aggregate Consideration Receivable" referred to in Sections 4.2(a), 4.2(c) and 4.2(d) above, the Board of Directors of the Company shall determine, in good faith and on a reasonable basis, the fair value of said property.

     Section 4.3.   No Adjustments to Exercise Price. No adjustment in the
                    --------------------------------
Exercise Price in accordance with the provisions of Section 4.1(a), 4.1(b) or 4.1(c) or Section 4.2(a) hereof need be made unless such adjustment would amount to a change of at least .5% in such Exercise Price of the Warrant Certificates; provided, however, that the amount by which any adjustment is not made by reason
--------  -------
of the provisions of this Section 4.3 shall be carried forward and taken into account at the time of any subsequent adjustment in the Exercise Price.

     Section 4.4.   Adjustment of Number of Shares. Upon each adjustment of the
                    ------------------------------
Exercise Price pursuant to Section 4.1(a), (b) or (c) or Section 4.2(a) hereof, each Warrant shall thereupon evidence the right to purchase that number of Warrant Shares (calculated to the nearest hundredth of a share) obtained by multiplying the number of Warrant Shares purchasable immediately prior to such adjustment upon exercise of the Warrant by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment. In the event that the Exercise Price may not be adjusted due to the provisions of Section 4.7 hereof, the number of Warrant Shares purchasable upon the exercise of each Warrant shall be adjusted hereunder as if the Exercise Price had been so adjusted.

     Section 4.5.   Reorganizations. In case of any capital reorganization,
                    ---------------
other than in the cases referred to in Section 4.1 hereof, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), or the sale or conveyance of the property of the Company as an entirety or substantially as an entirety (collectively such actions being hereinafter referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of any Warrant (in lieu of the number of Warrant Shares theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the number of Warrant Shares which would otherwise have been deliverable upon the exercise of such Warrant would have been entitled upon such Reorganization if such Warrant was fully exercisable and had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, shall be made in the application of the provisions herein set forth with respect to the rights and interests of Warrant holders so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of Warrants. Any such adjustment shall be made by and set forth in a supplemental agreement prepared by the Company or any successor thereto, between the Company, or any successor thereto, and shall for all purposes hereof conclusively be deemed to be an appropriate adjustment. The Company shall not effect any such Reorganization unless upon or prior to the consummation thereof the successor corporation, (or if the Company shall be the surviving corporation in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of the Common Stock outstanding at the effective time thereof, then such issuer), shall assume by written instrument the obligation to deliver to the holder of any Warrant Certificate such shares of stock, securities, cash or other property as such holder shall be entitled to purchase in accordance with the foregoing provisions.

     Section 4.6.   Verification of Computations. The Company shall, if
                    ----------------------------
requested by a Holder or Holders of a majority of the outstanding Warrants, select a firm of independent public accountants, which selection may be changed from time to time, to verify each computation and/or adjustment made in accordance with this Article IV. The certificate, report or other written statement of any such firm shall be conclusive evidence of the correctness of any computation made under this Article IV. Promptly upon its receipt of such certificate, report or statement from such firm of independent public accountants, the Company shall deliver a copy thereof to each holder of Warrants

     Section 4.7.   Exercise Price Less Than Par Value. The Exercise Price shall
                    ----------------------------------
not be adjusted below the par value per share of the Common Stock for the purpose of making any adjustment as may be required pursuant to this Article IV.

     Section 4.8.   Notice of Certain Actions.  In the event the Company shall:
                    -------------------------

             (a) declare any dividend payable in stock to the holders of the Common Stock or make any other distribution in property other than cash to the holders of the Common Stock;

             (b) offer to the holders of the Common Stock rights to subscribe for or purchase any shares of any class of stock or any other rights or options; or

             (c) effect any reclassification of the Common Stock (other than a reclassification involving merely the subdivision or combination of outstanding shares of Common Stock) or any capital reorganization or any consolidation or merger (other than a merger in which no distribution of securities or other property is made to holders of Common Stock), or any sale, transfer or other disposition of its property, assets and business substantially as an entirety, or the liquidation, dissolution or winding up of the Company;

then, in each such case, the Company shall mail notice of such proposed action to each holder of Warrants at least ten (10) days prior to such action. Such notice shall specify the date on which the books of the Company shall close, or a record be taken, for determining holders of Common Stock entitled to receive such stock dividend or other distribution or such rights or options, or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, other disposition, liquidation, dissolution, winding up or exchange shall take place or commence, as the case may be, and the date as of which it is expected that holders of record of Common Stock shall be entitled to receive securities or other property deliverable upon such action, if any such date has been fixed. Such notice shall be mailed in the case of any action covered by paragraph (a) or (b) of this Section 4.8, at least ten (10) days prior to the record date for determining holders of the Common Stock for purposes of receiving such payment or offer, and in the case of any action covered by paragraph (c) of this Section 4.8, at least ten (10) days prior to the earlier of the date upon which such action is to take place or any record date to determine holders of Common Stock entitled to receive such securities or other property.

     Section 4.9.   Certificate of Adjustments. Whenever any adjustment is to be
                    --------------------------
made pursuant to this Article IV, the Company shall prepare an Officers' Certificate setting forth such adjustment to be mailed to each transfer agent for the Common Stock and to each holder of a Warrant Certificate at least five
(5) days prior thereto, such notice to include in reasonable detail (i) the events precipitating the adjustment, (ii) the computation of any adjustments, and (iii) the Exercise Price and the number of Warrant Shares or the securities or other property purchasable upon exercise of each Warrant after giving effect to such adjustment. Notwithstanding the foregoing, with respect to adjustments made pursuant to Section 4.2(a) hereof, such notice shall be made as soon as practicable thereafter.

     Section 4.10.  Warrant Certificate Amendments. Irrespective of any
                    ------------------------------
adjustments pursuant to this Article IV, Warrant Certificates theretofore or thereafter issued need not be amended or replaced, but certificates thereafter issued shall bear an appropriate legend or other notice of any adjustments; provided the Company may, at its option, issue new Warrant Certificates evidencing Warrants in such form as may be approved by its Board of Directors to reflect any adjustment in the Exercise Price and number of Warrant Shares purchasable under the Warrant Certificates and deliver the same to the holders thereof in substitution for existing Warrant Certificates.

     Section 4.11.  Fractional Shares. The Company shall not be required upon
                    -----------------
the exercise of any Warrant to issue fractional Warrant Shares which may result from adjustments in accordance with this Article IV to the Exercise Price or number of Warrant Shares purchasable under each Warrant or otherwise. If more than one Warrant is exercised at one time by the same holder, the number of full Warrant Shares which shall be deliverable shall be computed based on the number of shares deliverable in exchange for the aggregate number of Warrants exercised. With respect to any final fraction of a Warrant Share called for upon the exercise of any Warrant or Warrants, the Company shall pay a cash adjustment to the holders of the Warrants in respect of such final fraction in an amount equal to the same fraction of the Closing Price of a Warrant Share, as determined by the Company on the basis of the Closing Price per share of Common Stock on the business day next preceding the date of such exercise. The holder of each Warrant Certificate, by his acceptance of the Warrant Certificate, shall expressly waive any right to receive any fractional Warrant Share upon exercise of the Warrants. All calculations under this Section 4.11 shall be made to the nearest hundredth of a share.

                                   ARTICLE V

                SPLIT UP, COMBINATION, EXCHANGE, TRANSFER AND
                ---------------------------------------------
                     CANCELLATION OF WARRANT CERTIFICATES
                     ------------------------------------

     Section 5.1.   Split Up, Combination, Exchange and Transfer of Warrant
                    -------------------------------------------------------
Certificates. Subject to Article II hereof, Warrant Certificates, subject to the
------------
provisions of Section 5.2, may be split up, combined or exchanged for other Warrant Certificates of the same type representing a like aggregate number of Warrants or may be transferred in whole or in part. Any holder desiring to split up, combine or exchange a Warrant Certificate or Warrant Certificates shall make such request in writing delivered to the Company and shall surrender the Warrant Certificate or Warrant Certificates so to be split up, combined or exchanged. Upon any such surrender for split up, combination, exchange or transfer, the Company shall execute and deliver to the person entitled thereto a Warrant Certificate or Certificates, as the case may be, as so requested.

     Section 5.2.   Cancellation of Warrant Certificates. Any Warrant
                    ------------------------------------
Certificate surrendered upon the exercise of Warrants or for split up, combination, exchange or transfer, or purchased or otherwise acquired by the Company, shall be canceled and shall not be reissued by the Company; and, except as provided in Section 3.5 hereof in case of the exercise of less than all of the Warrants evidenced by a Warrant Certificate or in Section 5.1 in case of a split up, combination, exchange or transfer, no Warrant Certificate shall be issued hereunder in lieu of such cancelled Warrant Certificate.

                                  ARTICLE VI
                      HOLDER REPRESENTATION AND WARRANTIES
                      ------------------------------------

     Section 6.1. Purchase for Investment. The Holder is (a) acquiring the
                  -----------------------
Warrants and the Warrant Shares for Holder's own account or for one or more separate accounts maintained by Holder or for the account of one or more pension or trust funds and not with a view to the distribution thereof in violation of the securities laws of the United States or any state thereof, provided that the disposition of Holder's property shall at all times be within Holder's control, and (b) is an "accredited investor" as defined in Rule 501 (a) of Regulation D under the Securities Act and able to evaluate the merits and risks of the investment. Holder understands that the Warrants and the Warrant Shares have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or in an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law.

                                  ARTICLE VII

                                 MISCELLANEOUS
                                 -------------

     Section 7.1. Changes to Agreement. The Company, when authorized by its
                  --------------------
Board of Directors, may amend or supplement this Agreement with the written consent of the Holder or Holders of a majority of the outstanding Warrants.

     Section 7.2. Assignment.  All the covenants and provisions of this
                  ----------
Agreement by or for the benefit of the Company shall bind and inure to the benefit of their respective successors and assigns.

     Section 7.3. Successor to Company. The Company will not merge or
                  --------------------
consolidate with or into any other corporation or sell or otherwise transfer its property, assets and business substantially as an entirety to a successor corporation, unless the corporation resulting from such merger, consolidation, sale or transfer (if not the Company) shall expressly assume, by supplemental agreement satisfactory in form and substance to the holders and delivered to the holders, the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company.

     Section 7.4. Notices. All notices and other communications provided for or
                  -------
permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by facsimile or overnight courier, addressed as follows:


                  If to the Company, to:


                         Pacific Aerospace & Electronics, Inc.

                           430 Olds Station Road
                           Wenatchee, WA 98801
                           Attn: President
                           Fax: (509) 667-9696


                  With copies to:
                           Pacific Aerospace & Electronics, Inc.
                           110 Main Street, Suite 100
                           Edmonds, WA 98020
                           Fax: (425) 774-0103


                           Milbank, Tweed, Hadley & McCloy LLP
                           601 South Figueroa Street, 30th Floor
                           Los Angeles, CA 90017
                           Attn: Kenneth J. Baronsky, Esq.
                           Fax: (213) 629-5063


If to the Holder, if addressed to such holder at the address set forth on the signature page hereto:

                  With a copy to:

                           Goodwin Procter LLP
                           Exchange Place
                           Boston, MA 02109
                           Attn: Laura Hodges Taylor, P.C.
                           Facsimile:(617) 523-1231


     Defects in Notice. Failure to file any certificate or notice or to mail any
     -----------------
notice, or any defect in any certificate or notice pursuant to this Agreement shall not affect in any way the rights of any holder of a Warrant Certificate or the legality or validity of any adjustment made pursuant to Section 4.1 or
Section 4.2 hereof, or any transaction giving rise to any such adjustment, or the legality or validity of any action taken or to be taken by the Company.

     Section 7.5.  Governing Law. This Agreement and each Warrant Certificate
                   -------------
issued hereunder shall be governed by the laws of the State of New York without regard to principles of conflicts of laws thereof.

     Section 7.6.  Standing. Nothing in this Agreement expressed and nothing
                   --------
that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company and the holders of the Warrant Certificates any right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement contained herein; and all covenants, conditions, stipulations, promises and agreements contained in this Agreement shall be for the sole and exclusive benefit of the Company and their successors, and the holders of the Warrant Certificates.

     Section 7.7.  Headings. The descriptive headings of the articles and
                   --------
sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     Section 7.8.  Counterparts. This Agreement may be executed in any number of
                   ------------
counterparts, each of which so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

     Section 7.9.  Availability of the Agreement. The Company shall keep copies
                   -----------------------------
of this Agreement available for inspection by holders of Warrants during normal business hours. Copies of this Agreement may be obtained upon written request addressed to the Company at the address set forth in Section 7.4 hereof.

     Section 7.10. Entire Agreement. This Agreement, including the Exhibits
                   ----------------
referred to herein and the other writings specifically identified herein or contemplated hereby, is complete, reflects the entire agreement of the parties with respect to its subject matter, and supersedes all previous written or oral negotiations, commitments and writings.

     Section 7.11. Rights of Warrant Holders. No Warrant Certificate shall
                   -------------------------
entitle the holder thereof to any of the rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company.

                 [Remainder of page intentionally left blank]

                  WARRANT AGREEMENT COUNTERPART SIGNATURE PAGE

     IN WITNESS WHEREOF, this Warrant Agreement has been duly executed by the parties as of the day and year first above written.

         PACIFIC AEROSPACE & ELECTRONICS, INC.,

          a Washington corporation

         By:    /s/ Donald A. Wright
                -------------------------------------
         Name:  Donald A. Wright
         Title: President and Chief Executive Officer

         HOLDERS:

B III Capital Partners, L.P.
By: DDJ Capital III, LLC, its General Partner
By: DDJ Capital Management, LLC, Manager

By: _________________________________________          OR       By:    /s/ Wendy Landon
                                                       --           ----------------------------------------
Name:                                                           Name:  Wendy Landon
Title: Member                                                   Title: Authorized Signatory

                                                                By:    /s/ Wendy Schnipper Clayton
                                                                   -----------------------------------------
                                                                Name:  Wendy Schnipper Clayton
                                                                Title: Authorized Signatory

Notice Address:
--------------
B III Capital Partners, L.P.
c/o DDJ Capital Management, LLC
Attn: Wendy Schnipper Clayton, Esq.
141 Linden Street, Suite 4
Wellesley, MA 02482-7910
Phone: (781) 283-8500
Fax: (781) 283-8541

Wire Instructions:
-----------------
[Wiring Instructions hereto have been omitted]

Domestic Physical Delivery Instructions:
---------------------------------------
Goldman Sachs & Co.
180 Maiden Lane 9/th/ Floor
New York, NY 10038
Attn: Jeanette Fazioli
Telephone: 212-357-6192
A/C# 002-041291

Please register all securities (private and public) in the following manner:
          Goldman Sachs & Company
          FFC B III Capital Partners, L.P.


Federal ID Number 04-3341099

B III-A Capital Partners, L.P.
By: GP III-A, LLC, its General Partner
By: DDJ Capital Management, LLC, Manager

By: _______________________________      OR  By:    /s/ Wendy Landon
                                         --      -------------------------------
Name:                                        Name:  Wendy Landon
Title: Member                                Title: Authorized Signatory

                                             By:    /s/ Wendy Schnipper Clayton
                                                --------------------------------
                                             Name:  Wendy Schnipper Clayton
                                             Title: Authorized Signatory


Notice Address:
--------------
B III-A Capital Partners, L.P.
c/o DDJ Capital Management, LLC
Attn: Wendy Schnipper Clayton, Esq.
141 Linden Street, Suite 4
Wellesley, MA 02482-7910
Phone: (781) 283-8500
Fax: (781) 283-8541

Wire Instructions:
-----------------
[Wiring Instructions hereto have been omitted]

Domestic Physical Delivery Instructions:
---------------------------------------
Goldman Sachs & Co.
180 Maiden Lane 9/th/ Floor
New York, NY 10038
Attn: Jeanette Fazioli
Telephone: 212-357-6192
A/C# 002-060861

Please register all securities (private and public) in the following manner:
          Goldman Sachs & Company
          FFC B III-A Capital Partners, L.P.

Federal ID Number 04-3495504

DDJ Canadian High Yield Fund
By: DDJ Capital Management, LLC,
         Its attorney-in-fact

By: _______________________________   OR   By:    /s/ Wendy Landon
                                      --       --------------------------------
Name:                                      Name:  Wendy Landon
Title: Member                              Title: Authorized Signatory

                                           By:    /s/ Wendy Schnipper Clayton
                                              ---------------------------------
                                           Name:  Wendy Schnipper Clayton
                                           Title: Authorized Signatory




Notice Address:
--------------
DDJ Canadian High Yield Fund
c/o DDJ Capital Management, LLC
Attn: Wendy Schnipper Clayton, Esq.
141 Linden Street, Suite 4
Wellesley, MA 02482-7910
Phone: (781) 283-8500
Fax: (781) 283-8541

Wire Instructions:
-----------------
[Wiring Instructions hereto have been omitted]

Physical Delivery Instructions:
------------------------------
         U.S. Settlements
The Bank of New York
One Wall Street
3/rd/ Floor
New York, NY 10286
Attn: Window A
Account Number 298310 (Taxable)
Royal Trust, Toronto

         Canadian Settlements
Royal Trust Corporation of Canada
Royal Bank Plaza
Banking Hall Level
Securities Cage
200 Bay Street
Toronto, ON M5J 2J5
Contact: Nazin Shermohammed (416-955-3221)

Please register all public and private securities in the following manner:

         for Canada securities:
                  Royal Trust Corporation In Trust for Account Number 110455023 for US Securities:
                  Hare & Co.


Canadian Tax ID Number: T18-2858-48

State Street Bank & Trust, solely in its capacity as Custodian for General Motors Employees Global Group Pension Trust as directed by DDJ Capital Management, LLC, and not in its individual capacity

By:    /s/ Andrew Blood
   ---------------------------------------------
Name:  Andrew Blood
Title: Assistant Secretary

Wire Instructions (FED Wire):
----------------------------
[Wiring Instructions hereto have been omitted]

Domestic Physical Delivery Instructions
         For DVP/RVP:
DTC/New York Window
Acct: State Street
55 Water Street
Plaza Level - 3/rd/ Floor
New York, NY 10041
Account Name: General Motors Employees Global Group Pension Trust

         For Free Receipts/Free Deliveries:
Ana Barnes/Mary Winer
Securities Processing Division
State Street Bank
225 Franklin Street
Boston, MA 02110
Account Name: General Motors Employees Global Group Pension Trust
Account Number: 7M2E

Please register all securities (private and public) in the following nominee
 name:   Southlake & Co.


LEGAL NAME:        State Street Bank & Trust, as Custodian for General Motors
                   Employees Global Group Pension Trust
Federal ID Number: 13-3160892

                                   EXHIBIT A
                                   ---------
                                    Form of
                                    -------
                              Warrant Certificate
                              -------------------

NEITHER THE ISSUANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE
 ISSUANCE OF ANY SECURITIES ISSUABLE UPON EXERCISE HEREOF HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR PURSUANT
  TO THE SECURITIES LAWS OF ANY STATE, AND SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT IN EFFECT WITH
     RESPECT TO SUCH SECURITIES UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS THEREUNDER OR (ii) AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS
        OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

No. DDJ- _______

                         Certificate for _________Shares

                       NOT EXERCISABLE AFTER 5:00 P.M.,
                        BOSTON TIME, ON MARCH ___, 2006

                     PACIFIC AEROSPACE & ELECTRONICS, INC.

                   COMMON STOCK PURCHASE WARRANT CERTIFICATE

     THIS CERTIFIES that _____________________ or its assigns is the holder of this Warrant which represents the right to purchase [____________] fully paid and non-assessable shares of Common Stock, par value $.001 per share (the "Common Stock"), of Pacific Aerospace & Electronics, Inc., a Washington corporation (the "Company"), at an initial exercise price (the "Exercise Price") equal to $.001 per share, at the times provided in the Warrant Agreement (as hereinafter defined), by surrendering this Warrant Certificate, with the Election to Purchase attached hereto duly executed and by paying in full the Exercise Price. Payment of the Exercise Price may be made at the option of the holder hereof by (i) cash, certified check or a wire transfer in same day funds in an amount equal to the then applicable Exercise Price multiplied by the number of Warrant Shares then being purchased, (ii) delivery to the Company of that number of shares of Common Stock, duly endorsed, having an aggregate Fair Market Value equal to the then applicable Exercise Price multiplied by the number of Warrant Shares then being purchased or (iii) by any combination of (i) and (ii). In the alternative, the holder of a Warrant Certificate may exercise its right to purchase some or all of the Warrant Shares subject to such Warrant Certificate, on a net basis, such that, without the exchange of any funds, such holder receives that number of Warrant Shares subscribed to pursuant to such Warrant Certificate less that number of shares of Common Stock having an aggregate Fair Market Value at the Date of Exercise equal to the aggregate Exercise Price that would otherwise have been paid by such holder for the number of Warrant Shares subscribed to pursuant to such Warrant Certificate.

     No Warrant may be exercised after 5:00 P.M., Boston time, on March ___, 2006, (the "Expiration Date"). All Warrants evidenced hereby shall thereafter become void, subject to the terms of the Warrant Agreement.

     Prior to the Expiration Date, subject to any applicable laws, rules or regulations restricting transferability and to any restriction on transferability that may appear on this Warrant Certificate and in accordance with the terms of the Warrant Agreement, the holder shall be entitled to transfer this Warrant Certificate, in whole or in part, upon surrender of this Warrant Certificate to the Company with the Assignment on the reverse hereof. Upon any such transfer, a new Warrant Certificate or Warrant Certificates representing the same aggregate number of Warrants will be issued in accordance with instructions in the form of assignment.

     Upon the exercise of less than all of the Warrants evidenced by this Warrant Certificate, there shall be issued to the holder a new Warrant Certificate in respect of the Warrants not exercised.

     Prior to the Expiration Date, the holder shall be entitled to exchange this Warrant Certificate, with or without other Warrant Certificates, for another Warrant Certificate or Warrant Certificates for the same aggregate number of Warrants, upon surrender of this Warrant Certificate to the Company as set forth in the Warrant Agreement. Upon certain events provided for in the Warrant Agreement, the Exercise Price and the number of shares of Common Stock issuable upon the exercise of each Warrant are required to be adjusted. No fractional shares will be issued upon the exercise of Warrants. As to any final fraction of a share which the holder of one or more Warrant Certificates, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay the cash value thereof determined as provided in the Warrant Agreement.

     This Warrant Certificate is issued under and in accordance with the Warrant Agreement dated as of March ___, 2001 between the Company and the holders and is subject to the terms and provisions contained in said Warrant Agreement, to all of which terms and provisions the holder consents by acceptance hereof. All capitalized terms not defined herein shall have the meaning set forth in the Warrant Agreement.

     This Warrant Certificate shall not entitle the holder to any of the rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, or to attend or receive any notice of meetings of stockholders or any other proceedings of the Company.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its facsimile Corporate Seal.

                                          PACIFIC AEROSPACE & ELECTRONICS, INC.


                                  By:     _________________________________
                                  Name:   Donald A. Wright
                                  Title:  President and Chief Financial Officer

[Seal]                            Attest:


                                  By:     _________________________________
                                  Name:   Nick Gerde
                                  Title:  Assistant Secretary

                         Form of Election To Purchase

     The undersigned hereby irrevocably elects to exercise this Warrant with respect to [________________] shares of Common Stock represented by this Warrant Certificate and to purchase such shares of Common Stock issuable upon the exercise of said Warrant, and requests that Certificates for such shares be issued and delivered as follows:

ISSUE TO:
          ----------------------------------------------------------------------
                                    (NAME)

--------------------------------------------------------------------------------
                         (ADDRESS, INCLUDING ZIP CODE)

--------------------------------------------------------------------------------
                 (SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)

DELIVER TO:
--------------------------------------------------------------------------------
                                           (NAME)
at
  ------------------------------------------------------------------------------
                         (ADDRESS, INCLUDING ZIP CODE)


     If the number of shares hereby purchased is less than all the shares represented by this Warrant Certificate, the undersigned requests that a new Warrant Certificate representing the number of full shares not exercised be issued and delivered as set forth above.

     In full payment of the exercise price with respect to the shares purchased and transfer taxes, if any, the undersigned hereby tenders payment of $______ by
(i) $_______ in cash, certified check or wire transfer in same day funds, (ii) surrender to the Company of certificate no(s) ____________ representing ______ shares of Common Stock, (iii) a combination of (i) an (ii) or (iv) purchasing the shares on a net basis such that the number of shares of Common Stock otherwise receivable by the holder pursuant to the Warrants exercised shall be reduced by the number of shares of Common Stock having an aggregate Fair Market Value equal to the exercise price with respect to the number of shares purchased.

Date:_________________, _____             ______________________________________
                                          Signature

                                          (Signature must conform in all
                                          respects to name of holder as
                                          specified on the face of the Warrant
                                          Certificate.)

                                          PLEASE INSERT SOCIAL SECURITY OR TAX
                                          I.D. NUMBER OF HOLDER

                                          --------------------------------------

                                  Assignment
                                  ----------

     FOR VALUE RECEIVED, the undersigned hereby irrevocably sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned represented by the within Warrant Certificate, with respect to the number of shares set forth below:

     Name of Assignee                       Address                No. of Shares
     ----------------                       -------                -------------



and does hereby irrevocably constitute and appoint ____________________________, Attorney, to make such transfer on the books of Pacific Aerospace & Electronics, Inc. maintained for that purpose, with full power of substitution in the premises.

Date:_________________, _____                   ________________________________
                                                Signature